Exhibit 8.1

List of Subsidiaries

1.	MCE Finance Limited, incorporated in the Cayman Islands

2.	MPEL International Limited, incorporated in the Cayman Islands

3.	MPEL Nominee One Limited, incorporated in the Cayman Islands

4.	MPEL Nominee Two Limited, incorporated in the Cayman Islands

5.	MPEL Investments Limited, incorporated in the Cayman Islands

6.	Melco Crown Gaming (Macau) Limited, incorporated in the Macau Special Administrative Region of the People’s Republic of China

7.	Golden Future (Management Services) Limited, incorporated in the Macau Special Administrative Region of the People’s Republic of China

8.	Melco Crown (Cafe) Limited, incorporated in the Macau Special Administrative Region of the People’s Republic of China

9.	Melco Crown (COD) Hotels Limited, incorporated in the Macau Special Administrative Region of the People’s Republic of China

10.	Melco Crown (COD) Developments Limited, incorporated in the Macau Special Administrative Region of the People’s Republic of China

11.	Altira Hotel Limited, incorporated in the Macau Special Administrative Region of the People’s Republic of China

12.	Altira Developments Limited, incorporated in the Macau Special Administrative Region of the People’s Republic of China

13.	Melco Crown Hospitality and Services Limited, incorporated in the Macau Special Administrative Region of the People’s Republic of China

14.	Melco Crown (COD) Retail Services Limited, incorporated in the Macau Special Administrative Region of the People’s Republic of China

15.	COD Theatre Limited, incorporated in the Macau Special Administrative Region of the People’s Republic of China

16.	Melco Crown COD (HR) Hotel Limited, incorporated in the Macau Special Administrative Region of the People’s Republic of China

17.	Melco Crown COD (GH) Hotel Limited, incorporated in the Macau Special Administrative Region of the People’s Republic of China

18.	MPEL Services Limited, incorporated in the Hong Kong Special Administrative Region of the People’s Republic of China

19.	Melco Crown Security Services Limited, incorporated in the Macau Special Administrative Region of the People’s Republic of China

20.	MPEL Ventures Limited, incorporated in the British Virgin Islands

21.	MPEL Properties (Macau) Limited, incorporated in the Macau Special Administrative Region of the People’s Republic of China

22.	MCE Holdings Limited, incorporated in the Cayman Islands

23.	MCE International Limited, incorporated in the Hong Kong Special Administrative Region of the People’s Republic of China

24.	MCE Cotai Investments Limited, incorporated in the Cayman Islands

25.	Studio City International Holdings Limited, incorporated in the British Virgin Islands

26.	Studio City Developments Limited, incorporated in the Macau Special Administrative Region of the People’s Republic of China

27.	MCE Holdings Two Limited, incorporated in the British Virgin Islands

28.	MCE Management Limited, incorporated in the Hong Kong Special Administrative Region of the People’s Republic of China

29.	MPEL Services (US) Ltd., incorporated in the United States

30.	MPEL Projects Limited, incorporated in the British Virgin Islands

31.	MCE Designs and Brands Limited, incorporated in the British Virgin Islands

32.	MPEL Cotai Developments Limited, incorporated in the Macau Special Administrative Region of the People’s Republic of China

33.	MCE Holdings Three Limited, incorporated in the Cayman Islands

34.	Mocha Slot Group Limited, incorporated in the British Virgin Islands

35.	Mocha Cafe Limited, incorporated in the Macau Special Administrative Region of the People’s Republic of China

36.	Mocha Slot Management Limited, incorporated in the Macau Special Administrative Region of the People’s Republic of China

37.	MPEL Nominee Three Limited, incorporated in the Cayman Islands

38.	Melco Crown (Macau Peninsula) Hotel Limited, incorporated in the Macau Special Administrative Region of the People’s Republic of China

39.	Melco Crown (Macau Peninsula) Developments Limited, incorporated in the Macau Special Administrative Region of the People’s Republic of China

40.	MPEL (Delaware) LLC, incorporated in the United States

41.	Melco Crown (COD) Ventures Limited, incorporated in the Macau Special Administrative Region of the People’s Republic of China

42.	Studio City Holdings Limited, incorporated in the British Virgin Islands

43.	Studio City (HK) Limited, incorporated in the Hong Kong Special Administrative Region of the People’s Republic of China

44.	Studio City Finance Limited, incorporated in the British Virgin Islands

45.	Studio City Investments Limited, incorporated in the British Virgin Islands

46.	Studio City Company Limited, incorporated in the British Virgin Islands

47.	New Cotai Entertainment LLC, incorporated in the United States

48.	Studio City Holdings Two Limited, incorporated in the British Virgin Islands

49.	Studio City Entertainment Limited, incorporated in the Macau Special Administrative Region of the People’s Republic of China

50.	Studio City Services Limited, incorporated in the Macau Special Administrative Region of the People’s Republic of China

51.	Studio City Hotels Limited, incorporated in the Macau Special Administrative Region of the People’s Republic of China

52.	SCP Holdings Limited, incorporated in the British Virgin Islands

53.	Studio City Hospitality and Services Limited, incorporated in the Macau Special Administrative Region of the People’s Republic of China

54.	SCP One Limited, incorporated in the British Virgin Islands

55.	SCP Two Limited, incorporated in the British Virgin Islands

56.	Melco Crown COD (CT) Hotel Limited, incorporated in the Macau Special Administrative Region of the People’s Republic of China

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